Exhibit 10.23

SUBSCRIPTION AGREEMENT

Players Network

1771 East Flamingo Road, Suite 201A

Las Vegas, Nevada 89119

Gentlemen:

The undersigned understands that Players Network, a Nevada corporation (the "Company"), is offering for sale shares of its common stock, par value $.001 per share ("Shares") and warrants exercisable for shares of the Company's common stock ("Warrants") on the terms and conditions set forth in this Subscription Agreement. The undersigned further understands that the offer and sale of the Shares and the Warrants is being made without registration under the Securities Act of 1933, as amended (the "Securities Act").

1.       1.1 Authorization. On or prior to the Closing, the Company shall have authorized: (a) the sale and issuance to the Purchaser of the Shares and the Warrants (collectively, the "Securities"); and (b) the sale and issuance of the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares").

2.       1.2 Sale and Issuance. Subject to the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, for an aggregate purchase price of Six Thousand Dollars ($6,000.00), Dollars that number of Shares equal to 200,000 ($.03) divided by the Closing Price and a callable warrant exercisable for an additional number of shares of Common Stock equal to 100% of the shares of Common Stock purchased on the Closing Date at the exercise price of $0.06 (the "Warrant Price"),

3.       1.3 Acceptance of Subscription and Issuance of the Securities. It is understood and agreed that the Company shall have the right to accept or reject this subscription in its sole discretion. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to sell any Securities to any person who is a resident of a jurisdiction in which the sale or issuance of the Securities would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "State Securities laws").

4.       1.4 Payment for the Securities. At the Closing the Company shall deliver to the Purchaser a certificate or certificates, registered in the name of the Purchaser as set forth in Schedule 2.4, representing the shares of Common Stock and a certificate, substantially in the form of Exhibit A, representing the Warrant that the Purchaser is purchasing, against the purchase price therefor.

5.       1.5 Representations and Warranties of the Company. The Company represents and warrants that:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which qualification is required, except where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.

(b) Capitalization. The authorized capital of the Company consists, or will consist immediately prior to the Initial Closing, of (a) 25,000,000 shares of Preferred Stock, par value $0.001 (the "Preferred Stock"), of which (i) 2,000,000 shares have been designated Series A Preferred Stock, and (ii) 8,600,000 shares have been designated Series B Preferred Stock, none of which are outstanding and (b) 600,000,000 shares of common stock, par value $0.001 ("Common Stock"), of which approximately 144,000,000 shares are issued and outstanding. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. As of the Initial Closing Date, except as a result of the purchase and sale of the Securities and for stock options issued by the Company to its employees, directors and consultants, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance with all U.S. federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(c) SEC Reports., Financial Statements. The Company has filed all required SEC Reports for the two years preceding the Initial Closing Date (or such shorter period as the Company was required by law to file such material). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated there under, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(d) Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of the Transaction Documents and the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares and the Warrants pursuant to this Agreement, and the Warrant Shares pursuant to the Warrants, has been taken or will be taken prior to the Closing. The Transaction Documents have been duly executed and delivered by the Company, and assuming that they have been duly executed and delivered by any party thereto other than the Company or its affiliates, constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, limited by applicable federal or state securities laws or the public policy underlying such laws.

(e) Valid Issuance of Shares and Warrant Shares. The Shares and Warrant Shares have been duly authorized and, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration set forth herein, and with respect to the Warrant Shares, when issued, sold and delivered in accordance with the terms of this Agreement and the Warrants for the consideration set forth in the Warrants will be duly and validly issued, fully paid, and nonassessable and free of all Liens and restrictions on transfer other than the restrictions on transfer contained in this Agreement, and under applicable state and federal securities laws. No further approval of the security holders or the Board of Directors of the Company will be required for the issuance and sale of the Securities and the Warrant Shares to be sold as contemplated herein and in the Warrants, respectively.

(f) Offering. Subject in part to the truth and accuracy of the Purchaser's representations set forth in this Agreement, the offer, sale and issuance of the Shares, the Warrants, the Warrant Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act, and are exempt from registration and qualification under the registration, permit or qualification requirements of all applicable securities laws of any state of the United States.

(g) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (a) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (c) the Company has not altered its method of accounting, the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (e) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the SEC any request for confidential treatment of information.

(h) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its directors, officers or employees or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action"), which (a) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or the transactions contemplated by the Transaction Documents, or (b) would, if there were an unfavorable decision, have or reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

(i) Compliance. The Company (a) is not in default under or in violation of (and, to the Company's knowledge, no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived) or any material contract filed by the Company with the SEC pursuant to the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder, (b) is in violation of any order of any court, arbitrator or governmental body applicable to the Company, (c) is or has been in violation of any statute, rule or regulation of any governmental authority applicable to the Company, including without limitation all foreign, federal, state and local laws applicable to its business.

(j) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.

(k) Patents and Trademarks. The Company owns, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with its business as described in the SEC Reports and which the failure to so have would, individually or in the aggregate, have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of the Company.

(l) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and the Company has not received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(m) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any equity incentive plan of the Company.

(n) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Initial Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could materially affect the Company's internal controls.

(o) Disclosure. The Company has provided the Purchaser with all the information that the Purchaser has requested for deciding whether to purchase the Series B Preferred Stock.

(p) Registration Rights. Except as provided in the Investor's Rights Agreement the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

(q) Corporate Documents. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Purchaser), the Articles of Incorporation and Bylaws of the Company are in the form previously provided to the Purchaser.

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(r) Tax Status. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

(s) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(t) Insurance. The Company maintains insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that the Company reasonably believes is adequate for its business as currently conducted, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect.

(u) Related Party Transactions. Except as set forth in the SEC Reports, no transaction has occurred between or among the Company, on the one hand, and its affiliates, officers or directors on the other hand.

(v) Foreign Corrupt Practices. Neither the Company, nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company

(w) Full Disclosure. No representation or warranty of the Company made in this Agreement and the Investor's Rights Agreement, including any schedules or exhibits hereto or thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

6.          1.6 Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Company and to each officer, director, controlling person and agent of the Company that:

a.          (a) Organization; Validity; Enforcements. (a) The Purchaser has power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby, (b) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein and therein contemplated will not violate or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser, (c) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or• other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (d) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

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b.       (b) Purchase Entirely for Own Account. The Securities are being acquired for investment for the Purchaser's own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof.

c.       (c) Information. The Purchaser and his advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser and his advisors, if any, have been afforded the opportunity to ask questions of the Company; provided, however, that neither such inquiries nor any other due diligence investigations conducted by the Purchaser or his representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3. The Purchaser has sought such accounting, legal and tax advice as he has considered necessary to make an informed investment decision with respect to his acquisition of the Securities.

(d) Investment Experience. The Purchaser understands that the purchase of the Securities involves substantial risk. The Purchaser is an investor in securities of companies in the developmental stage and acknowledges that he can bear the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of its investment in the Securities. The Purchaser has undertaken an independent analysis of the merits and the risks of an investment in the Securities, based on the Purchaser's own financial circumstances.

(e) No General Solicitation. The Purchaser acknowledges that he has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

(f) Accredited Purchaser. The Purchaser is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect and Purchaser has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit D.

(g) Restricted Securities. The Purchaser understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchaser represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor will the Purchaser engage in any short sale that results in a disposition of any of the Securities by the Purchaser, except in compliance with the Securities Act and the rules and regulations promulgated thereunder and any applicable state securities law.

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(j) Information Provided by Purchaser. All information which the Purchaser has provided to the Company concerning the Purchaser, his financial position and his knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status, is truthful, accurate, correct, and complete as of the date set forth herein or therein.

(k) Legends. The Purchaser understands that, at all times until such time as (a) a registration statement registering the Shares and the Warrant Shares has been declared effective or (b) the Shares and Warrant Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares and the Warrant Shares will bear a restrictive legend in substantially the following form:

"NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

a.       (1) Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to him in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations promulgated thereunder and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

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b.        (m) No Government Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

2.        1.7 Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

3.        1.8 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

4.        1.9 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEVADA, REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAW.

5.        1.10 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

6.        1.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

7.        1.12 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a) If to the Company, to it at the following address:

Players Network

1771 East Flamingo Rd 201A

Las Vegas, Nevada 89119

Attention: CEO

(b) If to the undersigned, to him at the address set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

1.        1.13 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

2.        1.14 Indemnification. The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties, and covenants set forth herein and that the Company has relied and will rely upon such representations, warranties and covenants.

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Therefore, he hereby agrees to indemnify and hold harmless the Company and the officers, directors, controlling persons and agents of the Company from and against any and all loss, claim, damage, liability or expense, and any action in respect thereof, joint or several, to which any such person may become subject, due to or arising out a breach of any such representation, warranty, or covenant, together with all reasonable costs and expenses (including attorneys' fees) incurred by any such person in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters so indemnified against.

3.        1.15 Survival. All representations, warranties and covenants contained in this Agreement and the indemnification contained in Section 1.14 shall survive (i) the acceptance of the subscription by the Company and (ii) the death or disability of the undersigned.

4.        1.16 Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Agreement that would cause any representation, warranty, or covenant of the undersigned contained in this Agreement to be false or incorrect.

IN WITNESS WHEREOF, the undersigned has executed this Subscription

Agreement this 8 day of April, 2014

/s/ Mark Leibovit
Signature

Mark Leibovit
Print Name

Please issue in name of:	10632 N Scottsdale Rd B-426
Chimney Rock Investments LLC	Number and Street

Scottsdale, AZ 85254
City, State and Zip

72-1522074
SS# or Tax ID

Accepted as of

May 10, 2014

Players Network

By: /s/ Mark Bradley

Accredited Investor Certification

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Please check response A or B as appropriate:

_____ A. I am not an accredited investor.

_____       B. I am an accredited investor because I am (please check the appropriate response):

_____ I have an individual net worth (or joint net worth with spouse) in excess of $1,000,000; or

_____ I had an individual income (not including any amounts attributable to spouse or to property owned by spouse) of more than $200,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year; or I had a joint income with spouse in excess of $300,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year; or

_____ I am a bank or savings and loan association, whether acting in its individual or fiduciary capacity; or

_____ I am a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____ I am an insurance company; or

_____ I am an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in said Act; or

_____ I am a Small Business Investment Company licensed by the U.S. Small Business Administration; or

_____ I am a plan established and maintained by a state, its political subdivisions or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or

_____ I am an employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974 ("ERISA"), if the investment decision with respect to this investment is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, its investment decisions are made solely by persons who are accredited investors; or

_____I am a private business development company as defined in the Investment Advisors Act of 1940, as amended; or

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_____ I am a corporation, Massachusetts or similar business trust or partnership, or any tax exempt organization as defined in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Investor Securities, with the total assets in excess of $5,000,000; or

_____ I am a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Investor Securities, whose purchase is directed.

IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor

Certification this 8 day of April, 2014

/s/ Mark Leibovit
Signature

Mark Leibovit
Print Name